UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 2, 2007

TRAVEL HUNT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

01-32691	65-0972647
(Commission File Number)	(IRS Employer Identification No.)

1314 E. Las Olas Boulevard, Suite 168, Fort Lauderdale, FL	33301
(Address of Principal Executive Offices)	(Zip Code)

(561) 943-4868

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Travel Hunt has previously reported that it had entered into letters of intent, as amended, with Matrix Lodging, LLC for the acquisition of that company. On February 2, 2007, Matrix advised Travel Hunt that it has elected to terminate its letter of intent with Travel Hunt. Matrix is obligated to pay Travel Hunt $25,000 in connection with the fulfillment of the terms and conditions of the letter of intent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVEL HUNT HOLDINGS, INC.

    By: /s/ Nancy Reynolds
Nancy Reynolds, President

DATED: February 7, 2007